FORBES ENERGY SERVICES LTD.
2012 INCENTIVE COMPENSATION PLAN

Restricted Stock Award Agreement
Forbes Energy Services Ltd., a Texas corporation (the "Company"), hereby grants ______________ (the "Participant"), the right to acquire restricted Common Stock of the Company (the "Award"), subject to the terms and conditions of the Forbes Energy Services Ltd. 2012 Incentive Compensation Plan (the "Plan") and this Restricted Stock Award Agreement (this "Agreement"). Unless otherwise defined herein, all terms used in this Agreement that are defined in the Plan shall have the meaning set forth in the Plan. The principle features of the Award are as follows:

Address of Participant
Date of Grant
Vesting Commencement Date
Purchase Price per Share	$
Number of Covered Shares

1.Vesting Schedule and Risk of Forfeiture.
(a)    Vesting Schedule. Subject to the Participant's continuous service as a Service Provider with the Company or an Affiliate, and the terms of the Plan and this Agreement, the Covered Shares shall vest over a _______ year period in accordance with the following schedule (the "Vesting Schedule"):

Vesting Date	Nonforfeitable Percentage

Notwithstanding the above, in the event of a Change in Control of the Company, the Covered Shares shall automatically become fully vested immediately prior to the closing of such Change in Control.

(b)    Risk of Forfeiture. The Covered Shares shall be subject to a risk of forfeiture until such time the risk of forfeiture lapses in accordance with the Vesting Schedule. All or any portion of the Covered Shares subject to a risk of forfeiture shall automatically be forfeited and immediately returned to the Company at any time the Participant fails to provide continuous service as a Service Provider to either the Company or an Affiliate.
2.    Purchase of Shares. If the Covered Shares are subject to a purchase price, as set forth above, the Participant shall have the right to purchase such Covered Shares at the specified purchase price in accordance with such procedures as may be established by the Committee.
3.    Transfer Restrictions. The Covered Shares issued to the Participant hereunder may not be sold, transferred by gift, pledged, hypothecated, or otherwise transferred or disposed of by the Participant (other than by will or by the laws of descent or distribution) prior to the date when the Covered Shares become vested pursuant to the Vesting Schedule. Any attempt to transfer Covered Shares in violation of this Section 3 shall be null and void and shall be disregarded. The terms of the Plan and this Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Participant.
4.    Escrow of Covered Shares. For purposes of facilitating the enforcement of the provisions of this Agreement (including Sections 3 and 7(c)), the Participant hereby agrees, immediately upon receipt of the certificate(s) for the unvested Covered Shares, to deliver the certificate(s), together with an Assignment Separate from Certificate in the form attached to this Agreement as Exhibit A executed by the Participant and by the Participant’s spouse (if required for transfer), in blank, to the Secretary of the Company, or any other person designated by the Company as escrow agent, as its attorney-in-fact to hold the certificate(s) and Assignment Separate from Certificate in escrow and to take all such actions and to effectuate all such transfers and releases as are in accordance with the terms of this Agreement. The Participant hereby acknowledges that the Secretary of the Company, or the Secretary’s designee, is so appointed as the escrow holder with the foregoing authorities as a material inducement to enter into this Agreement and that the appointment is coupled with an interest and is accordingly irrevocable. The unvested Covered Shares and Assignment Separate from Certificate shall be held by the Secretary or the Secretary’s designee, in escrow, pursuant to the Joint Escrow Instructions of the Company and the Participant in the form attached hereto as Exhibit B until the later of (i) the unvested Covered Shares are vested and (ii) the Participant satisfying his/her obligations under Section 7(c). Upon the later of (i) vesting of the unvested Covered Shares and (ii) the Participant satisfying his/her obligations under Section 7(c), the escrow agent shall promptly deliver to the Participant the certificate or certificates in the escrow agent’s possession that represent the Covered Shares belonging to the Participant, and the escrow agent shall be discharged of all further obligations hereunder; provided, however, that the escrow agent shall nevertheless retain the certificate or certificates as escrow agent if so required pursuant to other restrictions imposed pursuant to this Agreement. The Participant agrees that if the Secretary of the Company, or the Secretary’s designee, resigns as escrow holder for any or no reason, the Committee shall have the power to appoint a successor to serve as escrow holder pursuant to the terms of this Agreement.
The Company, the Secretary or other designee shall not be liable for any act it may do or omit to do with respect to holding the Covered Shares in escrow and while acting in good faith and in the exercise of its judgment. The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may resign at any time.
5.    Additional Securities. Any securities or cash received as the result of an adjustment provided for in Section 15(a) of the Plan (the "Additional Securities") shall be retained in escrow in the same manner and subject to the same conditions and restrictions as the Covered Shares with respect to which they were issued, including the Vesting Schedule. If the Additional Securities consist of a convertible security, the Participant may exercise any conversion right, and any securities so acquired shall constitute Additional Securities. In the event of any change in certificates evidencing the Shares or the Additional Securities by reason of any transaction under Section 15 of the Plan, the escrow holder is authorized to deliver to the issuer the certificates evidencing the Shares or Additional Securities in exchange for the certificates of the replacement securities.
6.    Distributions. The Company shall disburse to the Participant all regular cash dividends with respect to the Shares and Additional Securities, whether vested or otherwise, less the amount to satisfy any applicable withholding obligations.
7.    Taxes. The Participant hereby acknowledges and understands that he or she may suffer adverse tax consequences as a result of the Participant’s receipt of (or purchase of), vesting in, or disposition of, the Covered Shares.
(a)    Representations. The Participant has reviewed with his or her own tax advisors the tax consequences of this investment and the transactions contemplated by this Agreement, including any U.S. federal, state and local tax laws, and any other applicable taxing jurisdiction. The Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Participant hereby acknowledges and understands that he or she (and not the Company) shall be responsible for his or her own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.
(b)    Section 83(b) Election. In the event the Participant determines to make an 83(b) Election (a form of which is attached hereto as Exhibit C), the Participant hereby represents that he or she understands (i) the contents and requirements of the 83(b) Election, (ii) the application of Section 83(b) to the receipt of the Covered Shares by the Participant pursuant to this Agreement, (iii) the nature of the election to be made by the Participant under Section 83(b), (iv) the effect and requirements of the 83(b) Election under relevant state and local tax laws, (v) that the 83(b) Election must be filed with the Internal Revenue Service within thirty (30) days following the Date of Grant, and (vi) that the Participant must submit a copy of such election to the Company and a copy with his or her federal tax return for the calendar year that includes the date of this Agreement.
(c)    Payment of Withholding Taxes. In the event the Company determines that it has a tax withholding obligation in connection with the Participant’s purchase of, vesting in, or disposition of, the Covered Shares, the Participant agrees to make appropriate arrangements with the Company or Affiliate for the satisfaction of such withholding. In addition to the foregoing, the Participant hereby consents to the Company or Affiliate satisfying any withholding obligation by withholding from other compensation due to the Participant in the event such satisfactory arrangements are not made. The Participant hereby agrees that a breach of this Section 7(c) shall be deemed to be a material breach of this Agreement.
8.    Legality of Initial Issuance. No Covered Shares shall be issued unless and until the Company has determined that: (i) the Company and the Participant have taken all actions required to register the Covered Shares under the Securities Act or to perfect an exemption from the registration requirements thereof, if applicable; (ii) all applicable listing requirements of any stock exchange or other securities market on which the Covered Shares are listed has been satisfied; and (iii) any other applicable provision of state or U.S. federal law or other applicable law has been satisfied.
9.    Restrictive Legends. The share certificate evidencing the Covered Shares issued hereunder shall be endorsed with the following legends (in addition to any legend required under applicable U.S. federal, state securities laws and under any other Applicable Law):
(a)    On the face of the certificate:
"TRANSFER OF THIS STOCK IS RESTRICTED IN ACCORDANCE WITH THE CONDITIONS PRINTED ON THE REVERSE OF THIS CERTIFICATE"
(b)    On the reverse of the certificate:
"THE SHARES OF STOCK EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO AND TRANSFERABLE ONLY IN ACCORDANCE WITH THAT CERTAIN FORBES ENERGY SERVICES LTD. 2012 INCENTIVE COMPENSATION PLAN, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY LOCATED IN ALICE, TEXAS. NO TRANSFER OR PLEDGE OF THE SHARES EVIDENCED HEREBY MAY BE MADE EXCEPT IN ACCORDANCE WITH AND SUBJECT TO THE PROVISIONS OF SAID PLAN. BY ACCEPTANCE OF THIS CERTIFICATE, ANY HOLDER, TRANSFEREE OR PLEDGEE HEREOF AGREES TO BE BOUND BY ALL OF THE PROVISIONS OF SAID PLAN."
10.    Restrictions on Transfer.
(a)    Stop-Transfer Notices. The Participant agrees that, in order to ensure compliance with the restrictions referred to herein and applicable law, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.
(b)    Rights of the Company. The Company shall not (i) record on its books the transfer of any Covered Shares that have been sold or transferred in contravention of this Agreement or (ii) treat as the owner of Covered Shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom Covered Shares have been transferred in contravention of this Agreement. Any transfer of Covered Shares not made in conformance with this Agreement shall be null and void and shall not be recognized by the Company.
11.    General Provisions.
(a)    Notice. Any notice required by the terms of this Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the applicable government-sponsored postal service, by registered or certified mail, with postage and fees prepaid. Notice shall be addressed to the Company at its principal executive office and to the Participant at the address that he or she most recently provided to the Company.
(b)    Spousal Consent. To the extent the Participant is married, the Participant agrees to (i) provide the Participant’s spouse with a copy of this Agreement prior to its execution by the Participant and (ii) obtain such spouse’s consent to this Agreement as evidenced by such spouse’s execution of the Spousal Consent attached hereto as Exhibit D.
(c)    Successors and Assigns. Except as provided herein to the contrary, this Agreement shall be binding upon and inure to the benefit of the parties to this Agreement, their respective successors and permitted assigns.
(d)    No Assignment. Except as otherwise provided in this Agreement, the Participant shall not assign any of his or her rights under this Agreement without the prior written consent of the Company, which consent may be withheld in its sole discretion. The Company shall be permitted to assign its rights or obligations under this Agreement, but no such assignment shall release the Company of any obligations pursuant to this Agreement.
(e)    Severability. The validity, legality or enforceability of the remainder of this Agreement shall not be affected even if one or more of the provisions of this Agreement shall be held to be invalid, illegal or unenforceable in any respect.
(f)    Amendment. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument signed by the parties hereto.
(g)    Administration. Any determination by the Committee in connection with any question or issue arising under the Plan or this Agreement shall be final, conclusive, and binding on the Participant, the Company, and all other persons.
(h)    Interpretation. Any dispute regarding the interpretation of this Agreement or the purchase of Covered Shares hereunder shall be submitted by the Participant or by the Company forthwith to the Committee, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Committee shall be final and binding on all parties.
(i)    Headings. The section headings in this Agreement are inserted only as a matter of convenience, and in no way define, limit or interpret the scope of this Agreement or of any particular section.
(j)    Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Any counterpart or other signature delivered by facsimile shall be deemed for all purposes as being a good and valid execution and deliver of this Agreement by that party.
(k)    Entire Agreement; Governing Law. The provisions of the Plan are incorporated herein by reference. Except as otherwise provided herein, the Plan and this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and the Participant. This Agreement is governed by the laws of the State of Texas applicable to contracts executed in and to be performed in that state.
12.    No Guarantee of Service Provider Status. THE PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF COVERED SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUOUS SERVICE AS A SERVICE PROVIDER AND AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THE RIGHT TO PURCHASE COVERED SHARES OR ACQUIRING COVERED SHARES HEREUNDER). THE PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE RIGHT GRANTED HEREUNDER, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH IN THIS AGREEMENT DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH THE PARTICIPANT’S RIGHT OR THE COMPANY’S/AFFILIATE’S RIGHT TO TERMINATE THE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.
13.    Waiver. Failure to insist upon strict compliance with any of the terms, covenants, or conditions hereof will not be deemed a waiver of such term, covenant, or condition, nor will any waiver or relinquishment of, or failure to insist upon strict compliance with, any right or power hereunder at any one or more times be deemed a waiver or relinquishment of such right or power at any other time or times.
[SIGNATURES ON NEXT PAGE]
Your signature below indicates your agreement, understanding, and acceptance that the Award is subject to all of the terms and conditions contained in this Agreement and the Plan. Please be sure to read all of the provisions of this Agreement and the Plan which contains the specific terms and conditions of the Award, copies of which you hereby acknowledge having received.
FORBES ENERGY SERVICES LTD.            PARTICIPANT

By:
[Signature]
Its:

Date:                                 [Print Name]

Date:

FORBES ENERGY SERVICES LTD.
2012 INCENTIVE COMPENSATION PLAN

Assignment Separate from Certificate

FOR VALUE RECEIVED and pursuant to that certain Restricted Stock Award Agreement between the undersigned (the "Participant") and Forbes Energy Services Ltd. (the "Company") dated _____________ (this "Agreement"), the Participant hereby sells, assigns and transfers unto the Company ___________ (_______) shares of Common Stock of the Company, standing in the Participant’s name on the books of the Company represented by Certificate No. _____ herewith, and does hereby irrevocably constitute and appoint _______________ to transfer such Common Stock on the books of the Company with full power of substitution in the premises.
This Assignment may be used only as authorized by this Agreement.
Dated: _______________,_____        Signature:

INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise the forfeiture provisions as set forth in this Agreement, without requiring additional signatures on the part of the Participant.

FORBES ENERGY SERVICES LTD.
2012 INCENTIVE COMPENSATION PLAN

Joint Escrow Instructions
_________________, ____
[Name]
[ADDRESS]

Attn.: Corporate Secretary
Dear Sir:
As Escrow Agent for both Forbes Energy Services Ltd. (the "Company"), and the undersigned Participant of the ________ shares of Common Stock (the "Covered Shares") of the Company (the "Participant"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Award Agreement (the "Agreement") between the Company and the undersigned, in accordance with the following instructions:
1.Participant irrevocably authorizes the Company to deposit with you any certificates evidencing Covered Shares and any additions and substitutions to the Shares as defined in the Agreement. The Participant does hereby irrevocably constitute and appoint you as the Participant’s attorney-in-fact and agent for the term of this escrow to execute with respect to these securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including, but not limited to, the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities. Subject to the provisions of this Paragraph 1, the Participant shall exercise all rights and privileges of a member of the Company while the Covered Shares are held by you.
2.    Upon written request of the Participant, but no more than once per calendar year, you will deliver to the Participant a certificate or certificates representing so many Shares as are not then subject to forfeiture.
3.    If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to the Participant, you shall deliver all of the same to the Participant and shall be discharged of all further obligations hereunder.
4.    Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.
5.    You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for the Participant while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.
6.    You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.
7.    You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.
8.    You shall not be liable for the outlawing of any rights under the Statute of Limitations with respect to these Joint Escrow Instructions or any documents deposited with you.
9.    You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.
10.    Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.
11.    If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.
12.    It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of the securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.
13.    Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in a government-sponsored postal service, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses or at such other addresses as a party may designate by ten days’ advance written notice to each of the other parties hereto.
14.    By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.
15.    This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

16.    These Joint Escrow Instructions shall be governed by the laws of the State of Texas applicable to contracts executed in and to be performed in that state.

[SIGNATURES ON NEXT PAGE]

FORBES ENERGY SERVICES LTD.            PARTICIPANT

By:
[Signature]
Its:

Date:                                 [Print Name]

Date:

ESCROW AGENT

Corporate Secretary

Date:

ELECTION UNDER SECTION 83(b)
OF THE INTERNAL REVENUE CODE OF 1986
The undersigned taxpayer hereby elects, pursuant to Sections 55 and 83(b) of the Internal Revenue Code of 1986, as amended, to include in taxpayer’s gross income or alternative minimum taxable income, as the case may be, for the current taxable year the amount of any compensation taxable to taxpayer in connection with taxpayer’s receipt of the property described below

1.	The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

NAME:	TAXPAYER:	SPOUSE:
ADDRESS:
IDENTIFICATION NO.:	TAXPAYER:	SPOUSE:
TAXABLE YEAR:

2.	The property with respect to which the election is made is described as follows: __________ shares of Common Stock (the "Shares") of Forbes Energy Services Ltd., a Texas corporation (the "Company").

3.	The date on which the property was transferred is:___________________ ,______.

4.	The property is subject to the following restrictions:
The Shares may not be transferred and are subject to forfeiture under the terms of an agreement between the taxpayer and the Company. These restrictions lapse upon the satisfaction of certain conditions contained in the agreement.

5.	The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $_________________.

6.	The amount (if any) paid for such property is: $_________________.
The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned’s receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.
The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner of the Internal Revenue Service.
Dated: ______________________, _____
Taxpayer
The undersigned spouse of taxpayer joins in this election.
Dated: ______________________, _____
Spouse of Taxpayer]

FORBES ENERGY SERVICES LTD.
2012 INCENTIVE COMPENSATION PLAN
Spousal Consent
I, the undersigned, hereby certify that:
1.     I am the spouse of _______________.
2.    Each of the undersigned and the undersigned’s spouse is a resident of the State of Texas.
3.    I have read the Restricted Stock Award Agreement dated as of ____________________ (the "Agreement"), by and between Forbes Energy Services Ltd., a Texas corporation (the "Company"), and my spouse and the 2012 Incentive Compensation Plan (the "Plan"). I have had the opportunity to consult independent legal counsel regarding the contents of the Agreement and the Plan. I further understand that capitalized terms used herein but not defined herein have the meanings set forth in the Agreement and the Plan.
4.    I understand the terms and conditions of the Agreement and the Plan.
5.    I hereby consent to the terms of the Agreement and the Plan and to their application to and binding effect upon any community property or other interest I may have in the Covered Shares (it being understood that this Spousal Consent shall in no way be construed to create any such interest). I agree that I will take no action at any time to hinder the operation of the transactions contemplated in and by the Agreement.
IN WITNESS WHEREOF, this Spousal Consent has been executed as of _____________.

Name:
Spouse of: _____________